UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 24, 2005

ADVANCED MAGNETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction

     of incorporation)

Commission File No. 0-14732	04-2742593
(IRS Employer
Identification No.)

61 Mooney Street
Cambridge, Massachusetts	02138
(Address of Principal Executive Offices)	(Zip Code)

                Registrant’s telephone number, including area code: (617) 497-2070

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 24, 2005, Advanced Magnetics, Inc. (the “Company”) announced that it received an approvable letter from the U.S. Food and Drug Administration (FDA) regarding Combidex®, the Company’s investigational functional molecular imaging agent.   For more information, see the Company’s press release, dated March 24, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                                                              Description

99.1                                                                                                     Press release dated March 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By:	/s/ Jerome Goldstein
Name: Jerome Goldstein
Title: Chief Executive Officer

Date:  March 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 24, 2005.